Steward Value-Based Care Acquisition Investor Presentation June 1, 2022 EX-99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential acquisition of the value-based care business of Steward Health Care System by CareMax, Inc. (“CareMax” or the “Company”) and related transactions (the “Proposed Transaction”), and for no other purpose. This Presentation and any oral statements made in connection with this Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax or any of its affiliates, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representations or warranties, express or implied, are given in, or in respect of, this Presentation, including with respect to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Medical Group Holdings, LLC. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but CareMax will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information representing certain estimates of the combined businesses of CareMax and the value-based care business of Steward Health Care System LLC (“Steward Value-Based Care” or “Steward”) as of the date of this Presentation. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. A reconciliation of projected EBITDA, Adjusted EBITDA and CAGR thereof and Medical Margins to the most directly comparable GAAP financial measures is not included in this press release because, without unreasonable efforts, CareMax is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on CareMax’s future GAAP results. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the Company’s future growth and strategy, the anticipated benefits of the Proposed Transaction, the anticipated timing of the Proposed Transaction, the ownership percentages of the Company’s common stock by the owners of Steward Value-Based Care following the closing of the Proposed Transaction, the Company’s future results, financial condition and performance and expected financial impacts and synergies of the Proposed Transaction. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others: (i) the timing to consummate the Proposed Transaction; (ii) the risk that a condition to closing of the Proposed Transaction may not be satisfied and the proposed transaction may not close; (iii) the risk that a regulatory approval that may be required for the Proposed Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of shares of CareMax’s common stock are not voted in favor of the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (vi) the effect of the announcement or pendency of the Proposed Transaction on CareMax’s business relationships, operating results, and business generally; (vii) risks that the Proposed Transaction disrupts current operations of CareMax and potential difficulties in CareMax's employee retention as a result of the Proposed Transaction; (viii) risks related to diverting management’s attention from CareMax’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against CareMax related to the merger agreement or the Proposed Transaction; (x) the amount of the costs, fees, expenses and other charges related to the Proposed Transaction; (xi) CareMax’s ability to integrate acquired businesses, including the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction and (xii) the failure to realize anticipated benefits of the Proposed Transaction or to realize estimated pro forma results and underlying assumptions. Use of Pro Forma Financial Information and Pro Forma Non-GAAP Financial Information Any projected pro forma financial data included in this Presentation has not been prepared in accordance with Regulation S-X, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of CareMax to be included in any filings with the SEC. Additional Information and Where to Find It In connection with the Proposed Transaction, CareMax intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a proxy statement. A proxy statement will be sent to all CareMax stockholders. CareMax will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CareMax are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction carefully and in their entirety as they become available because they will contain important information. Investors and security holders will be able to obtain (if and when available) free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CareMax through the website maintained by the SEC at www.sec.gov or through CareMax’s website at www.caremax.com. Participants in the Solicitation CareMax, Inc., Steward Health Care, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from CareMax’s stockholders in connection with the Proposed Transaction. Information about the directors and executive officers of CareMax, Inc. is set forth in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on May 2, 2022. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Agenda

1	Transaction Overview	**Carlos de Solo** *Chief Executive Officer*
2	About Steward Value-Based Care	**Dr. Ralph de La Torre** *Chairman & CEO, Steward Health Care System*
3	CareMax's MSO Model	**Dr. Bert Moreno** *Chief Medical Officer*
4	Post Transaction CareMax	**Albert de Solo** *Chief Operating Officer*
5	Pro Forma Financial Update	**Kevin Wirges** *Chief Financial Officer*

CareMax
© Copyright CareMax, Inc.
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Transaction Overview

Transaction Structure CareMax would acquire the value-based care business of Steward Health Care System ("Steward Value-Based Care”, or “Steward VBC”) Following the transaction, CareMax would serve as the exclusive value-based Management Services Organization (“MSO”) across Steward’s Medicare network, initially managing ~170K senior Value-Based Care (“VBC”) patients and ~1,800 providers across Steward Value-Based Care's three programs: (i) Medicare Shared Savings Program (“MSSP”), (ii) Medicare Advantage (“MA”), and (iii) Direct Contracting (“DCE”) Upfront Financial Consideration Upfront financial consideration of: $25M in cash, subject to customary adjustments per the terms of the merger agreement 23.5M shares of CareMax Class A common stock, subject to customary adjustments per the terms of the merger agreement Illustrative transaction value of ~$135M (1) CareMax would finance all outstanding Accounts Receivable related to the acquired value-based care business of Steward Health Care System (2) Future Earnout Component The number of shares of CareMax Class A common stock such that, together with the shares issued at the initial closing, Steward's equityholders would own a total of 41% of CareMax's Class A common stock at closing Earnout shares issued at effective conversion of 100,000 Medicare lives to risk, value-based care arrangements, subject to a performance threshold of 85% MER for two consecutive quarters Steward Ownership Total Steward Equityholder Ownership of CareMax Class A common stock: At closing: 21% If earnout achieved: 41% (3) Corporate Governance Dr. Ralph de la Torre will have the right to designate one member of CareMax’s Board of Directors upon the closing of the transaction, and the right to designate an additional member of CareMax’s Board if and when the earnout is achieved Expected Closing Late Q3/Early Q4 2022, subject to customary closing conditions, including approval by CareMax stockholders and receipt of regulatory approvals Transaction Overview (1) Based on (i) $25M in cash and (ii) 23.5M Class A common shares at a $4.68 share price as of 05/31/2022. (2) Assuming a closing on September 30, 2022. Steward’s expected financeable Accounts Receivable balance would be approximately $72M. (3) Inclusive of shares of CareMax Class A common stock issued at closing.

Purpose-Built Medical Centers Caring for underserved patient populations Network Connectivity Leveraging an extensive network of hospitals, specialists, and primary care physicians National Scale Empowering a diversified mix of payors and strategic partners CareMax is Redefining Healthcare Delivery at Scale Unique combination of technology, people, processes, and infrastructure to accelerate the adoption of value-based healthcare

Transaction Establishes CareMax as a Leading National VBC Platform

1 Expand CareMax's MSO model in new markets with a leading health system	▪ Steward transaction provides significant patient density in new states to accelerate expansion in a capital-efficient manner ▪ Upon completion of the transaction, CareMax will initially have ~200,000 VBC patients across ~2,000 providers in 10 states with 30 markets [1]
2 Opportunity to convert to capitated Medicare Advantage contracts that can generate consistent cash flow	▪ Opportunity to transition partial risk Medicare and traditional fee-for-service ("FFS") Medicare patients into at-risk capitated arrangements ▪ Agreements expected to provide consistent cash flow enabling CareMax to invest in medical management with limited initial downside risk and a pathway to full-risk predicated on improvements in medical performance
3 Invest in medical management capabilities to drive superior outcomes	▪ Utilize experience as a leading operator of Medicare value-based care arrangements across CareMax's wholly-owned clinics and affiliate providers to improve health outcomes and ultimately drive down medical expenses ▪ Key areas to invest include end-to-end provider support for clinical workflows, coding documentation, quality scoring, provider engagement, patient engagement, and reporting analytics through CareOptimize point-of-care provider technology
4 Shift to full-risk as patient outcomes improve to capture on incremental surplus	▪ Collaborate with payors to shift patients into full-risk contracts based on panel performance ▪ Transition high-performing MSSP patients into DCE or MA products, based on patient preference ▪ Reinvest additional surplus generated from full-risk contracts into high-impact initiatives that drive best-in-class patientoutcomes
5 Accretive financial opportunity with embedded upside from converting additional senior lives	▪ We anticipate the acquisition of Steward Value-Based Care will be immediately accretive to CareMax revenue and Adjusted EBITDA, with the potential for Steward VBC to generate approximately $1.6-1.7B in revenue and $100-115M in Adjusted EBITDA by 2025 ▪ Potential for further long-term upside by converting non-full-risk Medicare Advantage, MSSP, and traditional Medicare contracts to Medicare Advantage full-risk contracts

CareMax

(1) Markets defined as Metropolitan Statistical Areas (MSAs)

© Copyright CareMax, Inc.

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Transaction Significantly Increases CareMax's Reach and Creates One of the Largest Senior-Focused MSOs in the Country

	CareMax [1]	Steward Value-Based Care	CareMax Future State
Total Senior Lives Covered *Total Lives Covered*	~34K *~84K*	~171K [2]	~205K ~255K
States Addressed	3 (FL, NY, TN)	8 (AZ, AR, FL, LA, MA, OH, PA, TX)	10 (AZ, AR, FL, LA, MA, NY, OH, PA, TN, TX)
Providers *(Employed and Affiliated)*	200+	~1.8K	2K+

Anticipated driver of meaningful future growth, scale and positive impact on CareMax's financial trajectory

CareMax

(1) As of 03/31/2022.
(2) Based on anticipated MSSP, MA and DCE members at closing.

© Copyright CareMax, Inc.
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CareMax has Designed Three Distinct Operating Models to Drive Superior Medical Outcomes in a Cost-Efficient Manner

CareMax's MSO Model

Providers / patients remain in their current locations while CareMax provides support in the form of people, technology, and contracts

- Capital-light model with minimal capital outlay
- Providers are employed by or affiliated with Steward and receive a hybrid compensation from Steward and CareMax
- CareMax intends to transition high-performing providers into Hybrid / Owned centers for improved outcomes and Medical Expense Ratios

Hybrid

Rebrand all or portions of larger Steward / Affiliated multi-speciality facilities with a high concentration of seniors

- Lower capital intensity than de novo due to retrofit of existing space
- Similar compensation plan to CareMax's MSO model
- Anticipated to resemble CareMax's owned center model (i.e., Full-Spectrum, In-House Value-Based Care) resulting in improved outcomes and Medical Expense Ratios

Owned Centers

Deploy de novo centers where Steward already has large senior panels

- De novos will be seeded by providers with scaled VBC panels which is anticipated to significantly reduce the capital outlay required
- CareMax employs transitioned providers
- Higher impact on health outcomes from multiple touch-points with patients to further improve outcomes and Medical Expense Ratios

Targeted Platform Contribution Margins

CareMax's MSO Model	Hybrid	Owned Centers
~10%	~15%	~20%

Lower — Capital Intensity — Higher

CareMax
© Copyright CareMax, Inc
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About Steward Value-Based Care

About Steward

Steward

Steward Health Care System

- Nationally recognized, fully integrated health care system, offering a comprehensive spectrum of services across nine states [1]
- Physician-Led Hospital System with experience operating within Value-Based Care
- Operates two value-based care businesses, Steward Health Care Network (SHCN) and Steward Medical Group (SMG)

39	9	326	~6.6K
Hospitals Served [1]	States [1]	Employed Practice Locations [2]	Providers [2]

Steward Value-Based Care [3]

- Historically, Steward has focused on MSSP and ACO programs and is now broadening their scale in the Medicare Advantage business
- In 2020, MSSP ACO ranked #1 in Membership, #1 in Quality, and #2 in overall Shared Savings [4]
- Steward recently launched its DCE / ACO Reach program and expects MSSP membership to transfer into the program

~171K	~387K	~1.04M	~1.8K	~750
VBC Patients	Medicare Advantage FFS Patients	Total Medicare Patients	Primary Care Providers [2][5]	Practice Locations

(1) Inclusive of Utah which is under a definitive agreement to be sold to HCA, subject to customary regulatory approvals and other closing conditions.
(2) Not inclusive of Utah.
(3) Represents CareMax's definition for the acquired business.
(4) Center for Medicare and Medicaid Service (CMS) data.
(5) Inclusive of Primary Care Physicians, Mid-levels as well as Specialists maintaining a Primary Care practice.

CareMax
© Copyright CareMax, Inc.
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Value-Based Care (VBC) Value Based Care (VBC) Fee-For-Service (FFS) State Providers MA DCE MSSP Total VBC MA FFS(1) MCR(2) Total FFS Total Mass. 823 15 0 69 84 88 206 294 378 Florida 123 6 8 16 30 91 78 169 199 Texas 543 13 0 9 22 82 93 175 197 Arizona 161 11 1 4 16 56 35 91 107 Ohio 63 4 0 6 10 32 24 56 66 Penns. 41 1 0 4 5 25 28 53 58 Louisiana 43 0 0 3 3 11 16 27 30 Arkansas 4 0 0 1 1 1 2 3 4 Total Steward (3) 1,801 50 9 112 171 387 482 869 1,040 (1) Approximately 40% of MA FFS membership is with Specialty Providers. (2) Medicare (MCR) Part B not in a value-based arrangement. (3) Not inclusive of Utah. 1 Lives (000s) 1 2 3 4 5 6 7 8 2 3 4 5 6 7 8 Steward’s Geographic Reach Extends Across Eight States with Deep VBC Penetration in Targeted Markets

Integrating Steward’s Medicare Patient Base and CareMax’s Market-Leading MSO Model Creates a Differentiated Delivery System Hospital System with Experience Operating in a VBC Model Best in Class Outcomes and Medical Expense Ratio Physician-Led and Patient-Oriented Organization Five-Star Quality Rating for All Clinics Track Record of Growing Hospital System’s scale Full-Service Model Operating Fully Capitated Clinics 2nd Highest Earner in MSSP and Top Performing MSSP ACO Payor Strategy that Aligns Product Design with Centers Providers Contracted through Exclusive Value-Based Partnerships Attractive Tech Offering with CareOptimize Pioneer in VBC Serving End-to-End Continuum of Care Positioned to be one of the Largest Independent Senior-Based Care Platforms Holistic Care Delivery Through Integrated Services and Providers Transformational Organization with Strong Cultural Alignment Pioneer in Hospital-Based Value-Based Care Strategy Provider of High-Quality Care in Underserved Communities

CareMax’s MSO Model

CareMax's MSO Model Has Displayed the Consistent Ability to Reduce Patients' Medical Expenditures

Patient Medical Expense PMPM by Tenure with CareMax[1]


(7%)
Annual Decline in Medical Expense PMPM
FY1
FY2
FY3
FY4

	FY1	FY2	FY3	FY4
MER %	107%	99%	92%	85%

CareMax's MSO Model Is Focused on Deploying a Standard Service Offering Including...

- Integration of CareOptimize Technology
- Payor Agnosticism with Incentive Payments Tied to Outcomes
- Alignment of Incentives and Behaviors
- Standardized Operational and Clinical Oversight
- Embedded Subject Matter Experts
- Ancillary Services
- Sales / Marketing / Growth

CareMax

(1) Reflects CareMax's MSO patients enrolled in HealthSun from FY16 – FY20.

© Copyright CareMax, Inc | 15

CareMax Intends to Align Incentives with Physicians to Reward Quality and Ensure Broader Provider Participation 01 Savings predicated on outcomes and reduction of avoidable services 02 PCPs are rewarded as patient panel scales 03 Bonuses based on metrics such as NPS scores and increasing member encounters 04 Alignment between quality of care and PCP incentives CareMax PCP Shared Savings 01 Panelization 02 Practice Productivity 03 Quality Stars 04 CareMax’s Model Rewards Providers with Higher Economics for Higher Quality of Care… Value-Based Care Compensation Measures CareMax’s incentivization model is geared towards improving quality of care

Space Coast of Florida Pilot Demonstrates Viability of Transitioning Steward VBC to CareMax Platform

Key Initiatives to Drive Impact

- Defining shared goals and initiatives
- Providing prioritized list of risk-stratified patients
- Weekly touchpoints on operational tactics
- Distributing weekly updates to Market Leadership
- Conducting clinical training sessions for PCPs and care team
- Deploying additional coding and quality resources

Recent Takeaways

- Established effective model for transitioning Steward value-based care to CareMax's platform and providing access to CareMax's clinical best practices
- Successfully achieved participation of employed and affiliated physician practices in CareMax quality & coding programs
- Pilot has resulted in seeing 57% of Medicare patients and 74% of high-risk patients year-to-date through April

Status Update: Total Patients Seen



% of High Risk Patients
% of Total Patients
17%
13%
32%
26%
56%
44%
74%
57%
Jan-22
Feb-22
Mar-22
Apr-22

CareMax
© Copyright CareMax, Inc.
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CareMax’s Differentiated Value-Based Care MSO Provides Higher Contractual Defensibility and Economic Returns CareMax MSO Risk-Sharing MSO Traditional MSO Exclusivity Across Risk Contracts Global Risk Payor Partnerships Provider Risk-Share PCP Incentives Ancillary Support Services Provider Retention Economic Return Integrated Hospital System None Multi-Specialty Network Centers None Value Creation High Low

Post Transaction CareMax

Grow Membership Scale the Base CareMax’s Execution Strategy 1 2 3 Payor Collaboration Medical Management Move to Risk Move Medicare Advantage lives into contracts that provide capitated rates and limited downside risk enabling CareMax to invest in care management Strategically invest cash flow into medical management to generate MER improvements Shift Medicare and Medicare Advantage contracts to full risk and capture additional profitability from surplus Convert patients and providers into VBC products with a focus on Medicare Advantage 5 Build centers in existing and new markets to drive further increase in enrollment and decrease MER 4

Steward’s Value-Based Care Footprint Provides a Dense Network to Enter Capitated MA Contracts With a Pathway to Full-Risk Execute Medicare Advantage Contracts with Current and New Payors Contractual Pathway to Full-Risk Predicated on Improving Outcomes and Performance Limited Initial Risk Providing Downside Protection as Medical Performance Ramps Capitated Contracts to Generate Steady Cash Flows for Investment Progression of Transition to Full-Risk CareMax’s Current Footprint Post-Transaction Footprint 1

Investment in Medical Management Supported by Initial Contract Shifts 01 02 03 04 05 06 We Intend to Invest Cash Flow From Capitated Contracts Into… Clinical Improve outcomes and implement VBC playbook Patient Engagement Develop relationships with patients Provider Engagement Drive adoption of VBC behaviors Reporting & Analytics Implement live tracking of performance Coding & Quality Track outcomes and improve accountability Regional Infrastructure Clinical Patient Engagement Provider Engagement Analytics Quality Coding Regional Infrastructure Provides governance and structure Results : Improved Outcomes, Quality and Medical Margin Improvement 2

CareMax Anticipates Steward’s MERs to Improve Over the Next 24-48 Months to Allow a Shift to Full Risk (1) Reflects CareMax patients at wholly owned centers enrolled in HealthSun health plans for 2019 dates of service. (2) CareMax’s MSO reflects CareMax patients enrolled in HealthSun from 2016 through 2020. CareMax Owned (1) 107% 93% 79% 65% CareMax’s MSO Model (2) 107% 99% 92% 85% Steward VBC (Projected) 95% 90% 87% 85% CareMax’s MSO Model - Reduction in Medical Expense PMPM 3 CareMax expects 24-48 months to improve outcomes and MER to ultimately move patients into full-risk arrangements This expectation is based on CareMax’s experience in executing on the owned center model, CareMax’s MSO model, and the fact that Steward has successfully been executing on a VBC strategy (as the 2nd highest performing MSSP program in the country) Steward’s current MA performance is ahead of where CareMax typically engages with patients (95% vs. 107%) CareMax is conservatively projecting MERs to improve at a muted rate compared to Owned and Affiliated patients Investments in medical management and implementation of CareOptimize are expected to accelerate improvement in medical outcomes as well as the migration to full-risk

Significant Opportunity Exists to Convert Existing Senior Panel into Medicare Advantage Plans

4

Extensive Steward Medicare Footprint


~1.04M
Medicare Beneficiaries in Total
~482K
Traditional Medicare Fee-for-Service patients
~387K
Medicare Advantage Fee-for-Service
~171K
Current VBC

Highly Positive Secular Tailwinds

Industry Focus on Shifting to Value

Announced CMS goal of moving 100% of Medicare patients to value-based models by 2030 [1]

Senior Population is Increasing

76 Million

62 Million

Projected **23%** increase in Medicare population from 2020 to 2030 [2]

~870,000 Fee-for-Service Patients

MA FFS and Traditional Medicare Patients in Steward Network

Overarching goal to move Steward's current MA FFS and Medicare FFS patients into CareMax value-based care models

(1) Center for Medicare and Medicaid Services.
(2) Kaiser Family Foundation.

© Copyright CareMax, Inc | 24

CareMax Plans to Strategically Deploy De Novos in Overlapping Areas

5

CareMax Standalone vs. With Steward – Illustrative De Novo Profitability Ramp



~20% Margin
Platform Contribution Margin (1)
FY 1
FY 2
FY 3
FY 4
CareMax Standalone
With Steward

Steward De Novos are Predicated on Medical Margin Improvement in the Existing Panel

1. *CareMax plans to initially move Steward's high-performing providers into Hybrids given the lower capital intensity*
2. *CareMax plans to execute de novos when Hybrids are not possible and panels are profitable*
3. *De novos supplement CareMax's MSO model and ultimately improve MER from a tighter control on patient outcomes*
4. *CareMax's core de novo strategy will be utilized to penetrate new and adjacent markets*

De novos with Steward members are expected to eliminate or significantly reduce J-curve and expedite ramp in medical performance

(1) Platform contribution defined as risk-based revenues less external provider costs and cost of care, excluding depreciation and amortization.
Note: Illustrative profitability ramp is not based on historical data and actual results may not reflect the expected improvement in diminishing J-curves or ramping profitability. CareMax will strategically deploy de novos in Steward territories on an opportunistic basis, which may occur prior to a panel being profitable or scaled.

CareMax
© Copyright CareMax, Inc.
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Combination of Models is Expected to Drive Superior Health Outcomes

MSO Model + **Clinic Model** = **CareMax**

MSO Model

- Capital-light model
- Large existing VBC membership
- High visibility into incremental membership growth
- Established physician groups in underserved communities
- Embedded specialist network

Clinic Model

- Exclusively focused on seniors
- Differentiated patient engagement (i.e., high-touch service model)
- Tighter management with a focus on higher-acuity panel
- Investing in Social Determinants of Health (SDOH)

CareMax

- Ability to scale and achieve attractive MER targets
- Leading senior-focused primary care platform with ~2.0k PCPs and ~200K Medicare VBC patients (*at-close*)
- Potential for significant clinical cost savings to drive earnings

CareMax benefits from executing on both the MSO and clinic models by managing the cadence of moving lives into Hybrids/Centers, fully owning future upside and positioning the platform for improved health outcomes and higher growth over time

CareMax
© Copyright CareMax, Inc.
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Pro Forma Financial Update

Sources & Uses and Pro Forma Capitalization (1) Based on May 31, 2022 closing share price of $4.68. (2) Based on shares outstanding and unvested RSUs as of April 1, 2022; Steward and Pro Forma excludes earnout. Headline purchase price of ~$135M based on closing share price as of May 31st, 2022 Cash funding of ~$30M for upfront cash consideration and estimated transaction-related expenses, to be funded from cash on hand or delayed draw facility 23.5M shares issued at closing with a true-up to 21% Steward equityholders’ ownership of fully diluted shares in June 2023 Pro forma for earnout, Steward equityholders will have 41% ownership of fully diluted shares Sources and Uses ($mm) Pro Forma Capitalization ($mm) CareMax Steward Pro Forma

Steward Financial Projections Gross Revenue (1) ($mm) Adjusted EBITDA ($mm) Steward Projections Anticipate that the acquisition of Steward Value-Based Care will be accretive to revenue and EBITDA growth ’22E – ’25E CAGR: ~250%-260% ’22E – ’25E CAGR: ~105%-115% (1) Gross revenue projections include recognition of full capitated revenue PMPM on lives converted to Medicare Advantage full-risk contracts.

Illustrative Earnings Potential of ~$400M to ~$550M in 5 to 10 years

Analysis assumes that CareMax is able to convert ~350K to ~435K patients to value-based contracts generating ~$200 PMPM Medical Margin

	Earnings Potential in 5 to 10 Years[1]	
	Low	**High**
VBC Patients	~350K	~435K
Medical Margin [2]	~$800M	~$1,100M
Medical Margin Post-Distribution [3]	~$525M	~$700M
Adj. EBITDA	~$400M	~$550M

(1) Figures calculated based on internal projections in FY28 and FY32 which are subject to change based on additional diligence.
(2) Total revenue less third-party medical claims.
(3) Medical Margin less distributions to affiliate providers.

CareMax
© Copyright CareMax, Inc.
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Transformational Acquisition for CareMax as well as the Future-State of Health Care Delivery Systems Provider Engagement Care Coordination Post Acute Care Specialist Referral Network In-Network Hospitals CareOptimize Provider Technology Patient Engagement Valued-Based Care Transition Support CareMax / Steward PCP + Patient

Questions and Answers

Appendix

Value-Based Payment Model Overview

Center of Medicare & Medicaid Services ("CMS") is leading the transition to value-based care across the industry and has a stated goal for all Medicare fee-for-service beneficiaries to be in value-based care arrangements by 2030 [1]

Overview of Payment Models

Model	Total Current Steward Membership	Summary	Reimbursement
MA	~50,000	• Value-based or capitated arrangements between private health plans and CMS that cover Part A & Part B services	• Capitated PMPM payment
MSSP	~112,000	• Value-based program under CMS where PCPs bill on a FFS basis and get 75% of shared savings on Part A & B	• Standard FFS reimbursement • Shared savings
DCE / ACO Reach	~9,000	• Next Generation ACO model combining a mix of capitation, fee for service, and shared savings on Part A & B	• Capitated PMPM payment • Quality withhold that can be earned back • Shared savings
MA FFS	~387,000	• Attributed members under Medicare Advantage arrangements that are paid on a FFS-basis	• Standard FFS reimbursement
Medicare FFS (MCR FFS)	~482,000	• Traditional Medicare patients covered by CMS	• Standard FFS reimbursement

Value-Based Care (MA, MSSP, DCE / ACO Reach)

(1) Center for Medicare and Medicaid Services.

CareMax
© Copyright CareMax, Inc.
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Illustrative Per Member Per Month (PMPM) Performance After 24-Months of Medical Management


Fee-for-Service (1)
Capitation
Administrative Fee
Quality Bonus
Medical Management Improvements
Shared Savings
~$45
$45
~$70
$20
$50
~$90
$10
$10
$20
$50
~$225
$125
$10
$10
$20
$50
$10
~$350
$250
$10
$10
$20
$50
$10
Fee-for-Service Only
Capitation
Cap + Quality
Limited Risk
Full-Risk
Reflects Targeted MSO Returns
Dist - $75 - 100
CMAX - $125 - 150
CareMax's MSO Model

Full-Risk Performance in the MSO Model is Expected to Approach Performance in Wholly-Owned Centers

CareMax will offer value-based bonuses with providers to drive superior outcomes

CareMax's MSO Model has fewer tools relative to wholly-owned clinics resulting in slightly lower performance

CareMax

Note: Full-risk is representative of CareMax performance in owned clinics.
(1) Reflects fee-for-service equivalent PMPM at comparable levels of utilization to Medicare Advantage.

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